UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2012
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McDONALD'S CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-5231	36-2361282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
____________________________

One McDonald's Plaza
Oak Brook, Illinois
(Address of principal executive offices)

60523
(Zip Code)
_______________________________

Registrant's telephone number, including area code: (630) 623-3000
_______________________________

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁪	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁪	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁪	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁪	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On March 8, 2012, McDonald's Corporation (the "Company") issued an Investor Release reporting the Company’s February 2012 sales.  The Investor Release is furnished as Exhibit 99 and is attached hereto.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.
99	Investor Release of McDonald’s Corporation issued March 8, 2012: McDonald's February Global Comparable Sales Rise 7.5%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD'S CORPORATION
(Registrant)

Date: March 8, 2012	By:	/s/ Michael Soenke
Michael Soenke
Corporate Vice President - Assistant Controller

Exhibit Index

Exhibit No. 99	Investor Release of McDonald’s Corporation issued March 8, 2012: McDonald's February Global Comparable Sales Rise 7.5%